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                                                                    Exhibit 10.7

                          REGISTRATION RIGHTS AGREEMENT
                                       FOR
                                 SHAREHOLDERS OF
                       PAIN & REHABILITATION NETWORK, INC.
                           Effective December 1, 2002

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "`Agreement") is entered into effective December 1, 2002, by and among PAINCARE HOLDINGS, INC., a Florida corporation (the "Company") and Andrea Trescot, M.D. (the "Stockholder").

     WHEREAS, the Company and Stockholder have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement") pursuant to which the Stockholder has acquired pursuant to the Merger Agreement and may acquire an undetermined number of additional shares of common stock of the Company, no par value (hereinafter, collectively the "Securities"); and

     WHEREAS, it is a condition precedent to consummation of the Merger Agreement that the Company provide certain registration rights to the Stockholder with respect to the Securities.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

     SECTION 1.1 Definitions. The following terms shall have the meanings ascribed to them below:

     "Agreement" or "Merger Agreement" means that certain Merger Agreement by and among the Company, Pain & Rehabilitation Network, Inc., and the Stockholder of even date herewith, as amended, modified or supplemented from time to time and all attachments hereto. "Business Day" means any day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law, executive order or government decree to be closed.

     "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Controlling Person" has the meaning ascribed thereto in Section 4.1.

     "Delivered Securities" means only the Registrable Securities actually delivered to the Stockholder pursuant to the Merger Agreement.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Holder" means any Person who now holds or shall hereafter acquire and hold Registrable Securities. "Indemnified Party" means an Indemnified Party as defined in Section 4.2.

     "Indemnifying Party" means an Indemnifying Party as defined in Section 4.2.

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     "Person" means any individual, entity or group, including without limitation, any corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "Piggy-Back Registration" has the meaning ascribed thereto in Section
2.1(a).

     "Prospectus" means the prospectus included in any Registration Statement (including with limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "Registrable Securities" means (i) Securities, and (ii) any other shares of the Securities acquired as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events relating to the shares described in clause (i) above, in such case until such time as (x) a Registration Statement covering such shares of the Securities has been declared effective by the Commission and such Securities have been disposed of pursuant to such effective Registration Statement, or (y) such Securities would be eligible for sale pursuant to Rule 144 under the Securities Act (or any similar provisions then in force), without regard to the volume limitations set forth in Rule 144(e) and not otherwise subject to transfer restrictions under agreements with the Company, or (z) such Securities have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend and not subject to any stop transfer or similar restrictive order and all of such Securities may be resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act.

     "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

     "Securities" has the meaning ascribed thereto in the introduction hereof as well as any additional shares of Company common stock or other securities received pursuant to Agreement but excluding the options granted pursuant to the Employment Agreements as defined in the Agreement.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Selling Holder" means a Holder who is or may be selling Registrable Securities pursuant to a Registration Statement under the Securities Act.

     "Selling Holders Counsel" means the counsel selected to represent the Selling Holders as set forth in Section 3.1(c).

     "Stockholder" has the meaning ascribed thereto in the introduction hereof.

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     "Underwriter" means a securities dealer who purchases any Registrable
Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

     "Underwriter's Cutback" shall mean a reduction in the number of Registrable Securities to be included in any underwritten offering as the result of receipt of written notice from the representative of the Underwriters to the effect that adverse marketing factors require a limitation on the number of Registrable Securities to be underwritten.

     "Underwriter's Lockup" shall mean the number of Registrable Securities for which resale is prohibited by the Underwriter for such period as the Underwriter deems appropriate.

                                   ARTICLE 2.
                               REGISTRATION RIGHTS

     SECTION 2.1. (a) Piggy-Back Registration. If at any time after the date hereof the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective security holders other than a Registration Statement on Form 10, S-4 or Form S-8 (or any substitute form that may be adopted by the Commission) or on any other form inappropriate for an underwritten public offering or related solely to securities to be issued in a merger, acquisition of the stock or assets of another entity or in a similar transaction, then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (which request shall specify the number of shares and the type of Registrable Securities intended to be disposed of by such Holder and shall also state the firm intent of the Holder to offer Registrable Securities for sale) (a "Piggy-Back Registration"). With respect to the foregoing registration, the Company shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.1 by giving written notice to the Company of its request to withdraw.

     (b) Notwithstanding any other provision of this Section 2.1, if the Underwriter advises the Company in writing that, in such firm's opinion, marketing factors prohibit or require a limitation of the number of shares to be underwritten, the Underwriter or the Company may exclude the Registrable Securities in the same proportion, as nearly as practicable, to other selling shareholders of the Company or the Underwriter or the Company may limit the number of Registrable Securities to be included in the registration and underwriting to a specified percentage of the Registrable Securities to be distributed through the underwriting in the same proportion, as nearly as practicable, to other selling shareholders of the Company. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten under this subsection and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders who hold those securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in the registration held by such Holders at the time the registration statement is filed.

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     Any Holder disapproving of the terms of any such underwriting may elect to withdraw from it by written notice to the Company and the Underwriter.

     (c) Notwithstanding any other provision of this Agreement to the contrary, the Company shall not be required to include any of the Registrable Securities in a registration statement relating to an underwritten offering of the Company's securities unless the Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided such terms are usual and customary for selling Stockholder), including, without limitation, any Underwriter's Cutback and/or Lockup, and the Stockholder agrees to promptly execute and/or deliver such documents in connection with such registration as the Company or the managing underwriter may reasonably request.

     (d) Notwithstanding any other provision of this Agreement to the contrary, the Holder may not sell or otherwise transfer or dispose of any of the Registrable Securities earned and delivered to the Stockholder in accordance with the Merger Agreement unless otherwise agreed by the Company for a period of one year from the Effective Date of the Merger Agreement or if requested in writing by the Company and the Underwriter, the Holders shall agree not to sell or otherwise transfer or dispose of any Registrable Securities held by the Holders for a period set by the Underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that officers and directors of the Company and other Stockholder of the Company who are similarly situated to the Stockholder are subject to a similar Lock-up.

     (e) The Holder understands that sales of large blocks of the Company's securities could negatively impact the trading price of its stock. Accordingly and notwithstanding any other provision of this Agreement to the contrary, the Holder hereby agrees that for a period of two years from the Effective Date of the Merger Agreement he/she will not, within any 30 day period, offer to sell, contract to sell, hypothecate, negotiate, pledge, assign, encumber, loan, pledge, grant any rights with respect to or otherwise dispose of, directly or indirectly (collectively, a "Disposition"), of a number of shares of Company's securities which exceeds 5 percent of the total average weekly trading volume (which shall be calculated without the inclusion of any Disposition) of the Company's securities for the four (4) calendar weeks preceding the date of any such Disposition.

     Such restrictions shall not apply with respect to a Disposition (i) to other holders of the Company's securities who are bound by the terms of an agreement containing the same terms and restrictions described herein, (ii) to any donees who receive such shares of the Company's securities as a bona fide gift and who are bound by the terms of this Agreement, (iii) with the prior written consent of the Company, or (iv) pursuant to proportionate co-sale rights with other officers and directors of the Company to the extent sales by such officers and directors exceed the limitations imposed upon the Holder as provided above.

The Holder acknowledges and agrees that the foregoing restrictions also expressly preclude the Holder from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of shares of the Company's securities during the said restricted sale period, even if such shares of the Company's securities would be disposed of by someone other than the Holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale, show of any shares or grant of any right (including, without limitation, any put or call option) with respect to any shares of the Company's securities or with respect to any security

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(other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Company's securities.

The Holder agrees to submit each certificate for his shares of the Company's securities now or hereafter owned by him to the Company for imprinting of the following legends thereon:

           "The sale, transfer, hypothecation, negotiation, pledge, assignment, encumbrance or other disposition of this share certificate and the shareholdings represented hereby are subject to all of the terms, conditions and provisions of a Registration Rights Agreement effective as of December 1, 2002, a copy of which may be obtained from the Secretary of PainCare Holdings, Inc."

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of the Company's securities if such transfer would constitute a violation or breach of this Agreement.

                                   ARTICLE 3.
                             REGISTRATION PROCEDURES

     SECTION 3.1. Filings; Information. Whenever the Company is required to effect or cause the registration of Registrable Securities pursuant to Section
2.1 hereof, the Company will use its reasonable best efforts to effect the registration of such Securities in accordance with the intended method(s) of disposition thereof as quickly as practicable, and in connection with any such request:

     (a) The Company will prepare and file with the Commission a Registration Statement with respect to the offer and sale of such securities and use its reasonable best efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, however, the Company shall not be required to keep such Registration Statement effective for more than 12 months (or such shorter period which will terminate when all Securities covered by such Registration have been sold, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable).

     (b) The Company will prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statements effective for as long as such registration is required to remain effective pursuant to the terms hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus.

     (c) The Company, at least ten (10) Business Days prior to filing a Registration Statement or a Prospectus or any amendment or supplement to such Registration Statement or Prospectus, will furnish to (i) each Selling Holder,
(ii) not more than one counsel representing all Selling Holders ("Selling Holders Counsel"), to be selected by a majority-in-interest of such Selling Holders, and (iii) each Underwriter, if any, of the Registrable Securities covered by such

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Registration Statement, copies of such Registration Statement as proposed to be filed, together with exhibits thereto (whether or not incorporated by reference in such Registration Statement), which documents will be subject to review and approval by each of the foregoing within ten (10) Business Days after delivery (except that such review and approval of any Prospectus or any amendment or supplement to such Registration Statement or Prospectus must be made within five
(5) Business Days after delivery), and thereafter, furnish to such Selling Holders, Selling Holders' Counsel and Underwriters, if any, at the Company's expense, such number of conformed copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents or information as such Selling Holders, Selling Holders' Counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto). The Company shall provide the Holders' counsel and each Underwriter, if any, a copy of any and all transmittal letters or other correspondence to, or received from, the Commission or any other governmental body having jurisdiction relating to the offering.

     (d) The Company will use its reasonable best efforts to prevent the entry of any stop order or to remove it at the earliest possible moment if entered.

     (e) [Section Reserved].

     (f) The Company will promptly notify each Selling Holder, Selling Holders' Counsel and any Underwriter in writing, (i) of any request by the Commission or other regulatory body having jurisdiction over the Registration Statement for any amendment or supplement to any Registration Statement or other document relating to the offering and sale of the Registrable Securities, (ii) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, and (iv) of the happening of any event which makes any statements made in a Registration Statement or related Prospectus or any document incorporated by reference therein untrue in a material respect or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not to the best of the Company's knowledge contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement and Prospectus not misleading in light of the circumstances in which they were made; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the buyers of such Registrable Securities, such Prospectus will not to the best of the Company's knowledge contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such amendment to be subject to the Holders' review under Section 3.1(c).

     Each Selling Holder agrees that, upon receipt of any notice in writing from the Company of the happening of any event of the kind described in Section 3.1(f) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.1(f) hereof,

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and, if so directed by the Company, such Selling Holder will deliver to the
Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(f) hereof to the date when the Company shall make available to the Selling Holders covered by such Registration Statement a Prospectus supplemented or amended to conform with the requirements of Section 3.1(f) hereof.

     (g) The Company will make generally available an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 120 days after the end of the 12 month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12 month period, and which requirement will be deemed to be satisfied if the Company files complete and accurate information on Forms 10-QSB, 10-KSB and 8-K under the Exchange Act in accordance with the applicable time periods and extensions provided by the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

     (h) The Company will enter into customary agreements (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

     (i) The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

     (j) The Company will use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or quoted on any automated quotation system on which similar securities of the Company are then listed or quoted and enter into customary agreements, including a listing application in customary form; provided that the applicable listing requirements are satisfied, and to provide a transfer agent and register for such Registrable Securities covered by the Registration Statement no later than the effective date of such Registration Statement.

     (k) The Company will make available for inspection by any Holder of Registrable Securities covered by the Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant, or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as such Inspector shall deem necessary or desirable in order to permit it to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act and cause the Company's officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such Registration Statement. The rights granted to the Inspectors in this Section 3(k) shall be conditioned upon the Inspectors agreeing to sign confidentiality agreements prior to receiving information or documentation from the Company.

     (1) The Company will, to the extent required in connection with an underwritten offering, (i) use its reasonable best efforts to furnish an opinion of counsel for the Company addressed to the Underwriter and each Selling Holder and dated the date of the closing under the

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underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the Registration Statement), and (ii) use its reasonable best efforts to furnish a "cold comfort" letter addressed to each Selling Holder, if permissible under applicable accounting practices, and signed by the independent public accountants who have audited the Company's financial statements included in such Registration Statement, in each such case covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten pubic offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements.

     (m) The Company will, not later than the effective date of the Registration Statement, provide a CUSIP number for all Registrable Securities, and provide the applicable transfer agents with printed certificates for the Registrable Securities, which are in a form eligible for deposit with The Depository Trust Company.

     SECTION 3.2. Registration Expenses. The Company shall pay all expenses in connection with any Registration pursuant to Article 3 hereof or incident to the Company's performance of or compliance with this Agreement including, without limitation:

     (i)   all registration and filing fees,

     (ii) the fees and expenses of compliance with the securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities),

     (iii) all printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties),

     (v) the fees and expenses incurred in connection with the listing or quotation, as appropriate, of the Registrable Securities,

     (vi) the fees and disbursements of counsel for the Company and the fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audit or cold comfort letter), and

     (vii) the fees and expenses of any special experts retained by the Company in connection with such registration. Notwithstanding the foregoing, the Company shall not be responsible for the payment of any legal expenses, brokerage commissions or taxes incurred by the Selling Holders.

                                   ARTICLE 4.
                        INDEMNIFICATION AND CONTRIBUTION

     SECTION 4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Selling Holder, its general partners, limited partners, managers, officers, directors, employees, advisors and agents, and each Person, if any, who controls, is controlled by or is under common control with such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the general partners, limited partners, managers, officers, directors, employees, advisors and agents of such controlling Person (collectively the "Controlling Persons"), from and against any loss, claim, damage, liability, attorneys' fees, cost or expense and costs and expenses of investigating and defending any such claim (collectively, the "Damages") and any action in respect thereof to which such Selling Holder, its general partners, managing partners, managers, officers, directors, employees, advisors and agents, and any such Controlling Person may become subject under the Securities Act, the Exchange Act, state blue sky laws, common laws or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, (x) any untrue statement of a material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary or summary Prospectus, or in any document incorporated by reference in such Registration Statement or Prospectus, any

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amendment or supplement thereto, or any preliminary or Summary Prospectus, (y)
any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder for use therein, or (z) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company shall reimburse each Selling Holder, its partners, officers, directors, employees, advisors and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its partners, officers, directors, employees, advisors and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to any Selling Holder or other indemnitee to the extent that any such Damages arise out of or are based upon an untrue statement or omission based solely upon information provided in writing to the Company by the Selling Holder for inclusion in such Prospectus or Registration Statement. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1. This indemnity will survive the transfer of the Registrable Securities by the Holder thereof.

     SECTION 4.2. Indemnification by Selling Holders. The Selling Stockholder agrees, to jointly and severally with regard to the Stockholder (as defined in the Merger Agreement) and severally but not jointly between the Stockholder indemnify and hold harmless, the Company, its officers, directors, employees, advisors and agents, and each Controlling Person of the Company, if any, together with the partners, officers, directors, employees, advisors and agents of such Controlling Person, from and against any Damages and any action in respect thereof to which the Company and any such Controlling Person may become subject under the Securities Act, the Exchange Act, state blue sky laws, common laws or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, (x) any untrue statement of a material fact contained in any Registration Statement or Prospectus or any preliminary or summary Prospectus, or (y) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of material fact is contained in, or such material fact relating to the Selling Holder is omitted from, information related to such Selling Holder, or its plan of distribution, furnished in writing to the Company by such Selling Holder for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary or summary Prospectus with the understanding that the liability pursuant to this Section 4.2, except where the Selling Holders are grossly negligent or engage in malfeasance or willful misconduct, shall not exceed the amount of the proceeds received by the Selling Holders from the Registrable Securities sold pursuant to such Registration Statement; provided, however, that such Selling Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment or supplement thereto, such Selling Holder has furnished in writing to the Company information for use in such Registration Statement or Prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to the Company. The Selling Holder shall reimburse the Company and each such Controlling Person for any legal and other expenses reasonably incurred by the Company or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings.

     SECTION 4.3. Conduct of Indemnification Proceedings. Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to Section
4.1 or 4.2 (an

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"Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect to which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, and such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlements made without its consent, which consent will not be unreasonably withheld. In all instances, the Indemnified Party shall cooperate fully with the Indemnifying Party or its counsel in the defense of each claim or action.

                                   ARTICLE 5.
                                  MISCELLANEOUS

     SECTION 5.1. Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

     SECTION 5.2. Rule 144. The Company covenants that it will use its reasonable best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration

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

under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, or (b) any other applicable exemption from the registration requirements of the Securities Act adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     SECTION 5.3. Amendment and Modification. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by the party against whom the enforcement of such waiver is sought. This Agreement may not be amended, modified or supplemented other than by a written instrument signed by the holders of at least a majority of the Registrable Securities (calculated on an as converted basis). No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

     SECTION 5.4. Successors and Assigns; Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, each subsequent Holder and their respective successors and assigns and executors, administrators and heirs. Holders are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Holders.

     SECTION 5.5. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     SECTION 5.6. Headings. Subject headings are included for convenience only and shall not affect the interpretation of any provisions of this Agreement.

     SECTION 5.7. Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served or sent by confirmed telecopy, on the Business Day after notice is delivered to a courier or mailed by express mail if sent by courier delivery service or express mail for next day delivery and on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed to the following:

                   If to the Company: PainCare Holdings, Inc.
                                      37 North Orange Ave., Suite 500
                                      Orlando, FL 32801
                                      Attention: Randy Lubinsky, CEO

                   If to Stockholder: Andrea Trescot, M.D.
                                      1895 Kingsley Ave., Suite 903
                                      Orange Park, FL 32073
                                      Fax: (904) 276-4462

     SECTION 5.8. Governing Law: Forum: Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to any choice-of-law principles thereof.

     SECTION 5.9. Consent to Jurisdiction, Waiver of Immunities. Subject to the provisions of Section 5.8 hereof, (i) if the Holders commence any legal proceedings arising out of or relating

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

to this Agreement, the Holders hereby submit to the exclusive jurisdiction of the United States District Courts for the Middle District of Florida, Orlando Division and of any Florida State court sitting in Orlando, Florida, for purposes of such legal proceedings, and (ii) if the Company commences any legal proceedings arising out of or relating to this Agreement, the Company hereby submits to the exclusive jurisdiction of the United States District Courts for the Middle District of Florida, Orlando Division and of any Florida State court sitting in Orlando, Florida, for purposes of such legal proceedings. Each party to this Agreement hereby irrevocably waives, to the fullest extent permitted by law, any objections which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     SECTION 5.10 Recapitalization, etc. In the event that any securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, stock split, sale of assets, distribution to Stockholder or combination of the shares of Registrable Securities or any other change in the Company's capital structure, appropriate adjustments shall be made in the percentages specified herein so as to fairly and equitably preserve as far as practicable, the original rights and obligations of the parties hereto under this Agreement, all in accordance with the terms and conditions set forth in the Agreement.

     SECTION 5.11. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

     SECTION 5.12. Severability. In the event that any one or more of the immaterial provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed in a manner which, as nearly as possible, reflects the original intent of the parties.

     SECTION 5.13. No Prejudice. The terms of this Agreement shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

     SECTION 5.14. Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vise versa, as the sense may require.

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

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date set forth above.

WITNESSES:                              PAINCARE HOLDINGS, INC.

--------------------------------        By: /s/ Randy Lubinsky
Print Name:                                 -------------------------------
           ---------------------            Randy Lubinsky, CEO

                                        STOCKHOLDER

--------------------------------        /s/ Andrea Trescot
Print Name:                             ----------------------------------
           ---------------------        Andrea Trescot, M.D.

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